UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2013 (the “Distribution Date”), IDT Corporation (“IDT” or the “Registrant”) completed the spin-off of the common stock of Straight Path Communications Inc. (“SPCI”), which, prior thereto, was a wholly-owned subsidiary of IDT, to IDT’s stockholders.  In the spin-off, IDT distributed its 100% interest in SPCI to IDT’s stockholders. Upon completion of the spin-off, IDT’s businesses consist primarily of IDT Telecom, as well as other interests and smaller operations, including IDT’s interests in Zedge and Fabrix. SPCI consists of Straight Path Spectrum, Inc. (formerly known as IDT Spectrum Inc.), and an 84.5% interest in Straight Path IP Group, Inc. (formerly known as Innovative Communications Technologies, Inc.).

The spin-off of SPCI occurred by way of a pro rata distribution of SPCI Class A common stock and Class B common stock to IDT’s stockholders. In the distribution, on the Distribution Date, each IDT stockholder received one share of SPCI Class A common stock for every two shares of IDT Class A stock and one share of SPCI Class B common stock for every two shares of IDT Class B common stock, held on or about 5:00 p.m., Eastern Time, on July 25, 2013, the record date for the spin-off.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

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IDT CORPORATION

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IDT CORPORATION
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
(unaudited)

The pro forma consolidated balance sheet as of April 30, 2013, and the pro forma consolidated statements of operations for the nine months ended April 30, 2013 and for the years ended July 31, 2012 and 2011 are based on the historical financial statements of the Registrant.

The pro forma condensed balance sheet as of April 30, 2013, is presented as if the disposition of SPCI, as described in item 2.01 of this Form 8-K occurred in its entirety on April 30, 2013.  As set forth in Item 2.01 of this Form 8-K, as of July 31, 2013 such disposition has been consummated.

The pro forma consolidated statements of operations for the nine months ended April 30, 2013 and for the years ended July 31, 2012 and 2011, are presented as if the disposition of SPCI occurred on August 1, 2010. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the years ended July 31, 2012 and 2011.

Preparation of the pro forma information was based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the disposition described above had been consummated on August 1, 2010 for the pro forma consolidated statements of operations and on April 30, 2013 for the pro forma consolidated balance sheet, nor does it purport to represent the financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the disposition of SPCI have been made.

IDT CORPORATION
 PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF APRIL 30, 2013
(in thousands)
(unaudited)

	Historical	Pro forma adjustments		Pro forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$152,081	$(15,000)	(A)	$137,081
Restricted cash and cash equivalents – short-term	29,058			29,058
Marketable securities	10,830			10,830
Trade accounts receivable, net	63,994	(74)	(B)	63,920
Prepaid expenses	22,210			22,210
Deferred income tax assets, net – current portion	2,799			2,799
Other current assets	12,120	(85)	(B)	12,035

TOTAL CURRENT ASSETS	293,092			277,933
Property, plant and equipment, net	85,435			85,435
Goodwill	14,778			14,778
Other intangibles, net	1,449			1,449
Investments	9,819			9,819
Restricted cash and cash equivalents – long-term	9,471			9,471
Deferred income tax assets, net – long-term portion	22,298			22,298
Other assets	10,065	(107)	(B)	9,958

TOTAL ASSETS	$446,407			$431,141

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$33,120	$(1)	(B)	$33,119
Accrued expenses	151,000	(1,449)	(B)	149,551
Deferred revenue	89,923	(161)	(B)	89,762
Customer deposits	25,213			25,213
Income taxes payable	1,657	(20)	(B)	1,637
Notes payable–current portion	21,831			21,831
Other current liabilities	3,709			3,709

TOTAL CURRENT LIABILITIES	326,453			324,822
Notes payable—long-term portion	6,689			6,689
Other liabilities	8,147	(262)	(B)	7,885

TOTAL LIABILITIES	341,289			339,396

EQUITY:
IDT Corporation stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000; no shares issued	—			—
Class A common stock, $.01 par value; authorized shares—35,000; 3,272 shares issued and outstanding	33			33
Class B common stock, $.01 par value; authorized shares—200,000; 24,151 shares issued and 21,273 shares outstanding	242			242
Additional paid-in capital	399,379	(13,292)	(B)	386,087
Treasury stock, at cost, consisting of 1,698 shares of Class A common stock and 2,878 shares of Class B common stock	(98,836)			(98,836)
Accumulated other comprehensive income	1,630			1,630
Accumulated deficit	(198,224)			(198,224)

Total IDT Corporation stockholders’ equity	104,224			90,932
Noncontrolling interests	894	(81)	(B)	813
TOTAL EQUITY	105,118			91,745

TOTAL LIABILITIES AND EQUITY	$446,407			$431,141

IDT CORPORATION
 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED APRIL 30, 2013
(in thousands, except per share data)
(unaudited)

	Historical	Pro forma adjustments		Pro forma

REVENUES	$1,209,491	$(982)	(C)	$1,208,509
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	1,010,941	(598)	(C)	1,010,343
Selling, general and administrative	166,854	(3,353)	(C)	163,501
Depreciation and amortization	10,972			10,972
Research and development	4,918			4,918

TOTAL COSTS AND EXPENSES	1,193,685			1,189,734
Other operating gains, net	9,401	(150)	(C)	9,251

Income from operations	25,207			28,026
Interest expense, net	(790)	(8)	(C)	(798)
Other income, net	5,133			5,133

Income from continuing operations before income taxes	29,550			32,361
Provision for income taxes	(12,763)	12	(C)	(12,751)
Income from continuing operations	16,787			19,610
Income from continuing operations attributable to noncontrolling interest	(1,529)	(107)	(C)	(1,636)

INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO IDT CORPORATION	$$15,258			$17,974

Earnings per share attributable to IDT Corporation common stockholders:

Basic:	$$0.73			$0.86
Diluted:	$$0.69			$0.81

Weighted-average number of shares used in calculation of earnings per share

Basic:	20,847			20,847
Diluted:	22,178			22,178

IDT CORPORATION
 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2012
(in thousands, except per share data)
(unaudited)

	Historical	Pro forma adjustments		Pro forma

REVENUES	$1,506,836	$(553)	(C)	$1,506,283
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	1,269,479	(92)	(C)	1,269,387
Selling, general and administrative	207,843	(937)	(C)	206,906
Depreciation and amortization	16,648			16,648
Research and development	4,569			4,569

TOTAL COSTS AND EXPENSES	1,498,539			1,497,510
Other operating losses, net	(10,540)	(5,330)	(C)	(15,870)

Loss from operations	(2,243)			(7,097)
Interest expense, net	(2,976)	(8)	(C)	(2,984)
Other expense, net	(1,767)			(1,767)

Loss from continuing operations before income taxes	(6,986)			(11,848)
Benefit from income taxes	42,756	25	(C)	42,781
Income from continuing operations	35,770			30,933
Income from continuing operations attributable to noncontrolling interest	(1,033)			(1,033)

INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO IDT CORPORATION	$34,737			$29,900

Earnings per share attributable to IDT Corporation common stockholders:

Basic:	$$1.68			$1.44
Diluted:	$$1.57			$1.36

Weighted-average number of shares used in calculation of earnings per share

Basic:	20,717			20,717
Diluted:	22,060			22,060

IDT CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2011
(in thousands, except per share data)
(unaudited)

	Historical	Pro forma adjustments		Pro forma

REVENUES	$1,351,916	$(4,000	)(C)	$1,347,916
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	1,119,665	(308	)(C)	1,119,357
Selling, general and administrative	204,078	(1,419	)(C)	202,659
Depreciation and amortization	20,952			20,952
Research and development	2,834			2,834
Severance and other charges	1,053			1,053

TOTAL COSTS AND EXPENSES	1,348,582			1,346,855
Other operating gains, net	6,324			6,324

Income from operations	9,658			7,385
Interest expense, net	(3,706)	8	(C)	(3,698)
Other income, net	3,990	(79	)(C)	3,911

Income from continuing operations before income taxes	9,942			7,598
Benefit from income taxes	12,484	904	(C)	13,388
Income from continuing operations	22,426			20,986
Income from continuing operations attributable to noncontrolling interest	(743)			(743)

INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO IDT CORPORATION	$21,683			$20,243

Earnings per share attributable to IDT Corporation common stockholders:
Basic:	$$1.05			$0.98
Diluted:	$$0.96			$0.90

Weighted-average number of shares used in calculation of earnings per share
Basic:	20,565			20,565
Diluted:	22,482			22,482

IDT CORPORATION
NOTES AND MANAGEMENT’S ASSUMPTIONS
TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The following is a description of the pro forma adjustments to the historical consolidated financial statements:

(A)
Reflects (i) the removal of $3.3 million of cash of SPCI and (ii) the transfer of $11.7 million in cash to SPCI. As a result of these assumed transactions, SPCI’s total pro forma cash balance was approximately $15 million as of April 30, 2013. IDT transferred cash to SPCI prior to the spin-off such that SPCI had approximately $15 million in cash on the Distribution Date.

(B)	Reflects the removal of assets, liabilities, and noncontrolling interests of SPCI as if the spin-off was consummated on April 30, 2013.

(C)	Reflects the removal of the results of operations of SPCI as if the spin-off was consummated on August 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Marcelo Fischer
Name: Marcelo Fischer
Title: Senior VP of Finance

Dated: August 15, 2013

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